Filed Pursuant to Rule 497
Registration No. 333-197447

Supplement No. 3 dated December 18, 2014
to
Prospectus dated September 8, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Business Development Corporation of America II, which we refer to as the Company, our, us or we, dated September 8, 2014, or the Prospectus, as supplemented by Supplement No. 2 dated November 21, 2014 and Supplement No. 1 dated November 6, 2014. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 24 of the Prospectus before you decide to invest.

PROSPECTUS UPDATES

On December 12, 2014, in light of his recent appointment as interim chief executive officer and interim chairman of American Realty Capital Properties, Inc., William G. Stanley resigned from his roles as director and member of the audit, valuation and nominating and corporate governance committees of the Company. Mr. Stanley did not resign pursuant to any disagreement with the Company. Accordingly, the disclosure in the Prospectus is revised as follows:

Management

•	The table under the sub-heading “Directors” on page 72 of the Prospectus is replaced in its entirety with the following:

“Name	Age	Director Since	Expiration of Current Term
Interested Directors

Nicholas S. Schorsch	53	April 2014	April 2015

William M. Kahane	66	April 2014	April 2015

Independent Directors

Leslie D. Michelson	63	August 2014	August 2015

Edward G. Rendell	70	August 2014	August 2015”

•	Mr. Stanley’s biography on page 76 of the Prospectus is deleted in its entirety.

•	References to Mr. Stanley in the paragraphs under the sub-heading “Committees of the Board of Directors” on pages 77 – 78 of the Prospectus are deleted.

Control Persons and Principal Stockholders

•	The table on page 91 of the Prospectus is replaced in its entirety with the following:

Shares Beneficially Owned as of the date of this Prospectus

“Name and Address(1)	Number	Percentage assuming minimum amount is purchased	Percentage assuming maximum amount is purchased
5% Stockholders:
AR Capital, LLC	22,222	8.0%	*
Interested Directors:
Nicholas S. Schorsch	—	—	—
William M. Kahane	—	—	—
Independent Directors:
Leslie D. Michelson	—	—	—
Edward G. Rendell	—	—	—
Officers (that are not directors)
Katie P. Kurtz	—	—	—
Peter M. Budko	—	—	—
Walter D. Karle	—	—	—
All officers and directors as a group (9 persons)	—	—	—

(1)	The address of each beneficial owner is c/o Business Development Corporation of America II, 405 Park Avenue, 3rd Floor, New York, New York 10022.

*	Less than 1.0%.”

•	The table on page 92 of the Prospectus is replaced in its entirety with the following:

“Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)

Interested Directors:

Nicholas S. Schorsch	—

William M. Kahane	—

Independent Directors:

Leslie D. Michelson	—

Edward G. Rendell	—

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our directors is based on an assumed initial public offering price of $10.00 per share.

(3)	The dollar range of equity securities beneficially owned is: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.”